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Davis Global Fund A portfolio of Davis New York Venture Fund, Inc. Class / Ticker: A (DGFAX), B (DGFBX), C (DGFCX), Y (DGFYX)

SUMMARY PROSPECTUS March 1, 2010

Before you invest, you may want to review the Davis Global Fund’s statutory prospectus and statement of additional information, which contain more information about the fund and its risks. You can find the fund’s statutory prospectus and other information about the fund online at www.davisfunds.com/prospectus.html. You can also get this information at no cost by calling 800/279-0279. The current statutory prospectus and statement of additional information dated March 1, 2010, and most recent shareholder report are incorporated by reference into this summary prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
Investment Objective

Davis Global Fund’s investment objective is long-term growth of capital.

Fees and Expenses of the Davis Global Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Davis Global Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Davis Funds. More information about these and other discounts is available from your financial professional and in the “How to Choose a Share Class, Class A shares” section of the fund’s statutory prospectus on page 28 and in the “Selecting the Appropriate Class of Shares” section of the fund’s statement of additional information on page 48.

Shareholder Fees	Class A	Class B	Class C	Class Y
(fees paid directly from your investment)	shares	shares	shares	shares

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	None	None	None

Maximum deferred sales charge (load) imposed on redemptions (as a percentage of the lesser of the net asset value of the shares redeemed or the total cost of such shares. if you buy class A shares valued at $1 million or more without a sales charge and sell the shares within one year of purchase)	0.50%	4.00%	1.00%	None

Redemption Fee (as a percentage of total redemption proceeds on shares redeemed or exchanged within 30 days)	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses	Class A	Class B	Class C	Class Y
(expenses that you pay each year as a percentage of the value of your investment)	shares	shares	shares	shares

Management Fees(1)	0.55%	0.55%	0.55%	0.55%

Distribution and/or service (12b-1) Fees	0.14%	1.00%	1.00%	0.00%

Other Expenses(2)	0.50%	0.90%	0.66%	0.37%

Total Annual Operating Expenses	1.19%	2.45%	2.21%	0.92%

Less Fee Waiver or Expense Reimbursement(3)	0.00%	(0.15)%	0.00%	0.00%

Net Expenses	1.19%	2.30%	2.21%	0.92%

(1) The Management Fees in the table have been restated. On July 1, 2009, the contractual management fees were reduced from 0.75% to 0.55%.

(2) Includes custodian fees, transfer agent fees, audit fees, legal fees, directors’ fees and expenses, reports to shareholders, and various other expenses.

(3) The Adviser is contractually committed to waive fees and/or reimburse the fund’s expenses to the extent necessary to cap total annual fund operating expenses (Class A shares, 1.30%; Class B shares, 2.30%; Class C shares, 2.30%; Class Y shares, 1.05%) until March 1, 2011; after that date, there is no assurance that the Adviser will continue to cap expenses. The expense cap cannot be terminated prior to March 1, 2011 without the consent of the board of directors.

Example

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Davis Global Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the fund’s operating expenses remain the same. Class B shares’ expenses for the 10 year period include three years of Class A shares’ expenses since Class B shares automatically convert to Class A shares after seven years. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you sell your shares in:	1 Year	3 Years	5 Years	10 Years

Class A shares	$591	$835	$1,098	$1,850

Class B shares	$648	$1,064	$1,506	$2,326

Class C shares	$324	$691	$1,185	$2,544

Class Y shares	$94	$293	$509	$1,131

You would pay the following expenses if you did not redeem your shares:	1 Year	3 Years	5 Years	10 Years

Class A shares	$591	$835	$1,098	$1,850

Class B shares	$248	$764	$1,306	$2,326

Class C shares	$224	$691	$1,185	$2,544

Class Y shares	$94	$293	$509	$1,131

Portfolio Turnover

The Davis Global Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

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During the most recent fiscal year, the fund’s portfolio turnover rate was 32% of the average value of its portfolio.

Principal Investment Strategies

The Davis Global Fund invests primarily in equity securities (typically common stocks, but may also include preferred stocks, American Depository Receipts and Global Depository Receipts) issued by both United States and foreign companies, including countries with developed or emerging markets. The fund may invest in large, medium, or small companies without regard to market capitalization. Under normal market conditions, the fund will invest significantly (at least 40% of its total assets) in issuers: (i) organized or located outside of the U.S.; (ii) whose primary trading market is located outside the U.S.; or (iii) doing a substantial amount of business outside the U.S., which the fund considers to be a company that derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S. Typically the fund makes investments in a number of different countries. Davis Selected Advisers, L.P. (“Davis Advisors” or the “Adviser”), the fund’s investment adviser, uses the Davis Investment Discipline to guide its investment decisions.

Davis Investment Discipline. Davis Advisors manages equity funds using the Davis Investment Discipline. Davis Advisors conducts extensive research to try to identify businesses that possess characteristics which we believe foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. We aim to invest in such businesses when they are trading at discounts to their intrinsic worth. We emphasize individual stock selection and believe that the ability to evaluate management is critical. We routinely visit managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain. After determining which companies we wish to own, we then turn our analysis to determining the intrinsic value of those companies’ equity securities. We seek equity securities which can be purchased at attractive valuations relative to their intrinsic value. Our goal is to invest in companies for the long term. We consider selling a company’s equity securities if the securities’ market price exceeds Davis Advisors’ estimates of intrinsic value, or if the ratio of the risks and rewards of continuing to own the company’s equity securities is no longer attractive.

Principal Risks of Investing in the Davis Global Fund

You may lose money by investing in the Davis Global Fund. The likelihood of loss may be greater if you invest for a shorter period of time. This section describes what we think are the most significant factors (but not the only factors) that could cause the value of your investment in the fund to decline, and which could prevent the fund from achieving its stated objective.

Investors in the Davis Global Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp declines in value. The principal risks include: market risk, company risk, foreign country risk, foreign currency risk, emerging market risk, small- and medium-capitalization risk, OTC risk, fees and expenses risk, and headline risk. The prices of securities held by the fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The common stock and other equity type securities purchased by the fund may experience large price swings and have the potential for loss.

Investments in securities issued by entities based outside the United States may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in emerging markets. Investments in securities issued by entities domiciled in the United States may also be subject to many of these risks.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Investment Results

The bar chart below shows how Davis Global Fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with those of the MSCI ACWI (All Country World Index), a widely recognized unmanaged index of equity market performance of developed and emerging markets, including the United States. This information provides some indication of the risks of investing in the fund. Past results (before and after taxes) are not predictive of future results. Updated information on the fund’s results can be obtained by visiting davisfunds.com or by calling 800/279-0279.

During the period from inception (December 22, 2004) through December 29, 2006, only the directors, officers and employees of the Davis Global Fund or its investment adviser and sub-adviser (and the investment adviser itself and affiliated companies) were eligible to purchase fund shares. During this time period the fund’s investment strategies and operations were substantially the same as they are expected to be in the future.

Calendar year total returns for Class A shares

(Results do not include a sales charge; if a sales charge were included, results would be lower)

Davis Global Fund
Annual Total Returns for Class A Shares
for the years ended December 31

2005	13.49
2006	29.76
2007	17.14
2008	-49.92
2009	45.21

Highest/Lowest quarterly results during this time period were:
Highest  32.48% for the quarter ended June 30, 2009
Lowest  (22.95)% for the quarter ended December 31, 2008

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Davis Global Fund Average Annual Total Returns for the periods ended December 31, 2009
(with maximum sales charge)

	Past 1 Year	Past 5 Years	Life of Class*

Class A shares return before taxes	38.33%	3.63%	4.14%

Class A shares return after taxes on distributions	38.37%	3.57%	4.08%

Class A shares return after taxes on distributions and sale of fund shares	25.31%	3.24%	3.69%

Class B shares return before taxes	39.90%	3.25%	3.94%

Class C shares return before taxes	42.78%	3.58%	4.09%

Class Y shares return before taxes	45.66%	N/A	(12	.16)%

MSCI ACWI (All Country World Index) Index reflects no deduction for fees, expenses or taxes	34.63%	3.10%	3.35%

MSCI World Index** reflects no deduction for fees, expenses or taxes	29.99%	2.01%	2.25%

Average Annual Total Returns for each class of shares reflect sales charges.

*Average annual total returns for life are for the periods from the commencement of each class’s investment operations. Class A shares, Class B shares, and Class C shares each commenced operations on 12/22/04. Class Y shares commenced operations on 7/25/07. Indices average annual total return for life is from 12/22/04.

** The MSCI ACWI (All Country World Index) Index includes securities issued by emerging market companies whereas the MSCI World Index does not. Because Davis Global Fund is expected to continue to invest a significant portion of its assets in emerging market companies the board of directors deemed the MSCI ACWI (All Country World Index) Index to be the more appropriate index.

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary.

After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

Investment Adviser

Davis Selected Advisers, L.P., which serves as the Davis Global Fund’s investment adviser, uses a system of multiple portfolio managers in managing the fund’s assets.

Sub-Adviser

Davis Selected Advisers-NY, Inc., a wholly owned subsidiary of the adviser, serves as the fund’s sub-adviser.

Portfolio Managers

Fund Title (if applicable)	Primary Title with Investment
Experience with this Fund	Adviser or Sub-Adviser

Stephen Chen Since December 2004	Vice President, Davis Selected Advisers-NY, Inc.

Andrew Davis Since January 2008	President, Davis Selected Advisers, L.P.

Christopher Davis, President Since December 2004	Chairman, Davis Selected Advisers, L.P.

Danton Goei Since December 2004	Vice President, Davis Selected Advisers-NY, Inc.

Tania Pouschine Since December 2004	Vice President, Davis Selected Advisers-NY, Inc.

Chandler Spears Since January 2008	Vice President, Davis Selected Advisers-NY, Inc.

Purchase and Sale of Fund Shares

	Class A, B and C Shares	Class Y Shares

Minimum Initial Investment	$1,000	$5,000,000(1)

Minimum Additional Investment	$25	$25

(1) Class Y shares may only be purchased by certain institutions. The minimum investment may vary depending on the type of institution.

You may sell (redeem) shares each day the New York Stock Exchange is open. Your transaction may be placed through your dealer or financial adviser, by writing to Davis Funds c/o State Street Bank and Trust Company, P.O. Box 8406, Boston, MA 02266-8406, telephoning (800/279-0279) or accessing our website (davisfunds.com).

Tax Information

Dividends and capital gain distributions you receive from the Davis Global Fund are subject to federal income taxes and may also be subject to state and local taxes.

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Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Davis Global Fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

Investment Company Act File No. 811-1701

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Davis Advisors 2949 East Elvira Road, Suite 101 Tucson, AZ 85756 800-279-0279 davisfunds.com